SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 2, 2019

Dear Contract Owners and Shareholders:

You currently have an investment interest in at least one series mutual fund of the Lincoln Variable Insurance Products Trust (“LVIP”). We are writing to notify you of a special meeting of shareholders (the “Meeting”) of the LVIP funds, which are listed in Exhibit A (the “Funds”). You are being asked to provide instructions on how certain votes should be cast at the Meeting.

The Meeting will be held on February 20, 2019 at 11:00 a.m. Eastern Time, in the offices of LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the Meeting.

The following proposal will be considered and acted upon at the Meeting:

1.	To elect ten trustees to the Board of Trustees of LVIP;

2.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

The shares of the Funds of LVIP are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“Lincoln New York”), and other unaffiliated insurance companies that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by those insurance companies. Contract owners and policy participants are referred to collectively herein as “Contract Owners.”

Only shareholders of record who owned Fund shares at the close of business on November 28, 2018 are entitled to vote at the Meeting and at any adjournments or postponements thereof. A shareholder of record as of the close of business on that date has the right to direct the persons listed on the enclosed proxy card as to how to vote its shares in the Fund(s).

As a Contract Owner, you have the right, and are being requested, to instruct Lincoln Life, Lincoln New York or other unaffiliated insurance companies, as the record owners of Fund shares that are owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts.

To assist you, a voting instruction form or proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The enclosed voting instruction form or proxy card is being solicited on behalf of the Board of Trustees of LVIP.

We realize that you may not be able to attend the Meeting to provide voting instructions or vote your proxy in person. However, we do need your voting instructions or your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction form or proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions or proxy by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. If you decide to attend the Meeting, you may revoke your prior voting instructions or proxy and provide voting instructions or your vote in person. The number of shares of each Fund attributable to you will be voted in accordance with your voting instruction form or proxy card.

If you have any questions about the Meeting, please feel free to call 1-800-4LINCOLN (454-6265).

By Order of the Board of Trustees of LVIP,

/s/ Ronald A. Holinsky
Ronald A. Holinsky
Secretary
January 2, 2019

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on February 20, 2019: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-30332.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 20, 2019

You currently have an investment interest in at least one series mutual fund of the Lincoln Variable Insurance Products Trust (“LVIP”). There will be a special meeting of shareholders (the “Meeting”) of the LVIP funds, which are listed in Exhibit A (the “Funds”). You are being asked to provide instructions on how certain votes should be cast at the Meeting.

The LVIP Board of Trustees is furnishing this Proxy Statement to you in connection with the solicitation of voting instructions and proxies for the Meeting. The Meeting will be held at the offices of LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 11:00 a.m. Eastern Time on February 20, 2019.

The Board is soliciting voting instructions/proxies with respect to the following proposal:

Proposal	Who Votes on the Proposal?
1. To elect ten trustees to the Board of Trustees.	Shareholders of LVIP with shareholders of all Funds voting together.

The shares of the Funds of LVIP are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“Lincoln New York”), and other unaffiliated insurance companies that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. Contract owners and policy participants are referred to collectively as “Contract Owners.”

Only shareholders of record who owned Fund shares at the close of business on November 28, 2018 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. A shareholder of record on the Record Date has the right to direct the persons listed on the enclosed proxy card as to how to vote its shares in the Fund(s).

As a Contract Owner, you have the right, and are being requested, to instruct Lincoln Life, Lincoln New York or other unaffiliated insurance companies, as the record owners of shares of the Funds that are owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts at the Meeting

To the extent that any shares of a Fund are owned directly by a Fund that operates as a “fund of funds” those shares will be voted directly by the fund of funds in the same proportion as all other votes received from the other holders of the underlying Funds’ shares (so called “echo voting”).

The date of the first mailing of the voting instruction form, proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about January 2, 2019. If you have any questions about the Meeting, please feel free to call us toll free at 1-800-4LINCOLN (454-6265).

It is important for you to provide voting instructions or vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposal.

FREQUENTLY ASKED QUESTIONS

Q:	What Proposal am I being asked to vote for in this Proxy Statement?

A:

Proposal 1: Election of Trustees. At a meeting on September 14, 2018, the Board, including the Independent Trustees (as defined below), and the Nominating and Governance Committee, nominated and/or recommended ten individuals for election or re-election to the Board. Shareholders are asked to elect the nominees to serve as Trustees. If elected, each Trustee will serve until his or her successor is duly elected and qualified or until his or her resignation, death or retirement. It has been five years since a meeting of shareholders was last held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting to elect the nominees. Under the Investment Company Act of 1940 (the “1940 Act”) at least two-thirds of the Trustees must be elected by shareholders.

Q:	How do the Trustees recommend that I vote?

A:	The Board of Trustees recommends that you provide voting instructions or vote to approve the proposal.

Q:	How do I provide voting instructions or vote my shares?

A:	You may provide voting instructions or vote your shares by the Internet, by mail or by telephone.

Q:	Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement?

A:	All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to elect Trustees will be borne by LVIP.

VOTING PROCEDURES

Contract Owners and Shareholders are urged to designate their choices on each of the matters to be acted upon by using one of the following three methods:

BY INTERNET

•	Read the Proxy Statement.
•	Go to the voting link found on your voting instruction form or proxy card, or scan the QR code found on the proxy card.
•	Follow the instructions using your voting instruction form or proxy card as a guide.
•	Do not mail the voting instruction form or proxy card if you provide voting instructions or vote by Internet.

BY MAIL

•	Read the Proxy Statement.
•	Date, sign, and return the enclosed voting instruction form or proxy card in the envelope provided, which requires no postage if mailed in the United States.

BY TELEPHONE

•	Read the Proxy Statement.
•	Call the toll-free number found on your voting instruction form or proxy card.
•	Follow the recorded instructions using your voting instruction form or proxy card as a guide.
•	Do not mail the voting instruction form or proxy card if you provide voting instructions by telephone.

If you have any questions about the Meeting or anything in this Proxy Statement, please feel free to call us toll free at 1-800-4LINCOLN (454-6265).

PROPOSAL 1: ELECTION OF TRUSTEES

(All Funds)

Shareholders of each of the Funds are being asked to elect ten Trustees to serve on LVIP’s Board of Trustees.

Who are the nominees for Trustee?

The nominees are: Ellen G. Cooper, Steve A. Cobb, Elizabeth S. Hager, Barbara L. Lamb, Gary D. Lemon, Ph.D., Thomas A. Leonard, Charles I. Plosser, Pamela L. Salaway, Brian W. Wixted, and Nancy B. Wolcott (the “Trustee Nominees”). Five current members of the Board of Trustees, Messrs. Cobb, Lemon and Leonard and Mmes. Hager and Salaway, are standing for re-election by shareholders. Three current members of the Board of Trustees, Mmes. Cooper and Wolcott and Mr. Plosser, were previously elected by the Board and will stand for election by shareholders as Trustees for the first time. Ms. Lamb and Mr. Wixted are not currently members of the Board of Trustees. Among the Trustee Nominees, Ms. Cooper is an “interested person” of LVIP as that term is defined in the 1940 Act. Ms. Cooper is an interested person of LVIP because she is a Director and Chairman of LVIP’s investment adviser, Lincoln Investment Advisors Corporation, and a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the LVIP’s investment adviser. The remaining Trustee Nominees would be deemed to be “Independent Trustees” (i.e., Trustees who are not “interested persons” of LVIP). Please refer to “How are nominees for Trustees selected?” for further detail on the nomination process.

Under the 1940 Act, generally, no person may serve as a member of a mutual fund board of trustees unless that person was elected as a trustee by the outstanding voting securities of the fund. However, a new trustee may be appointed by the existing board members if immediately after such appointment at least two-thirds of the trustees then holding office have been elected to such office by the holders of the outstanding voting securities at an annual or special meeting of shareholders.

If elected, each LVIP Trustee Nominee will serve as Trustee until his or her successor has been duly elected and qualified for office or until his or her earlier resignation, death or retirement. Trustees shall retire no later than the end of the calendar year in which the Trustee turns 75 years old. Thus, Ms. Hager is scheduled to retire at the end of 2019. Each Trustee Nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The table below provides certain background information for each nominee, including the number of Funds that the nominee oversees.

INFORMATION ON THE NOMINEES

Interested Trustee

Name, Address and Age	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
*

Ellen G. Cooper is an interested person of LVIP because she is a Director and Chairman of LVIP’s investment adviser and a Director and an officer of The Lincoln National Life Insurance Company, the parent company of LVIP’s investment adviser.

Independent Trustees

Name, Address and Age	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Barbara L. Lamb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee Nominee	Proposed for Election	Managing Director for Finance and Administration, WH Trading (securities trading firm), LLC; Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	N/A	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust

Name, Address and Age	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly Partner of Pricewaterhouse Coopers LLP (accounting firm)	96	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013), Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Brian W. Wixted** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1959	Trustee Nominee	Proposed for Election	Senior Consultant, CKC Consulting; Formerly: Senior Vice President, Finance and Fund Treasurer, Oppenheimer Funds, Inc. (mutual funds complex)	N/A	None
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP Head of U.S. Funds Services, BNY Mellon	96	Trustee of FundVantage Trust
**	Barbara L. Lamb and Brian W. Wixted are nominees for Trustee and are not currently serving as Trustee.

What is the business background and other qualifications of the nominees?

The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee (including each Trustee Nominee) is qualified to serve on the Board of LVIP. The information may assist in your decision on whether to vote in favor of a Trustee’s election. References to the experience and attributes of Trustees are pursuant to requirements of the SEC and are not holding out the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or the Board.

Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of ABC Industries (industrial and mining ventilation products manufacturer), Classic Accessories (a provider of outdoor cover products) and Fit and Fresh (a manufacturer of consumer housewares products). He has previously served as a director of multiple other companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.

Ellen G. Cooper. Ms. Cooper has served as Chairman and Trustee of Lincoln Variable Insurance Products Trust since September 2015. Ms. Cooper joined Lincoln Financial Group as Executive Vice President and Chief Investment Officer in 2012. Ms. Cooper also serves as Director and Chairman of Lincoln Investment Advisors Corporation. Ms. Cooper previously served as Managing Director and global head of the insurance strategy at Goldman Sachs Asset Management. Prior to Goldman Sachs, Ms. Cooper was the Chief Risk Officer for AEGON Americas. Ms. Cooper brings over 30 years of knowledge and experience in asset management, risk management, and insurance.

Elizabeth S. Hager. Ms. Hager has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007. She previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice President of Granite United Way until her retirement in 2011. Ms. Hager also served as a State Representative in the State of New Hampshire for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards, as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.

Barbara L. Lamb. Ms. Lamb is a Trustee Nominee of Lincoln Variable Insurance Products Trust. She is currently a Managing Director of Finance and Administration for WH Trading, LLC, a global proprietary futures and options trading firm. Ms. Lamb served as a Managing Director of Cheiron Trading LLC from 2012-2015 and a Financial Officer for Valorem Law Group, LLC from 2008-2009. Previously, she served as Chief Development Officer for Market Liquidity, LLC from 1999-2001. Ms. Lamb served as Chief Credit Officer, Senior Vice President, and Director for The Chicago Corporation from 1986-1998 and in several finance and development positions from 1980-1986. Ms. Lamb holds the Chartered Financial Analyst Designation and is a member of the CFA Institute of Chicago. Through her experience, Ms. Lamb provides the board with risk management and investing insight.

Gary D. Lemon, Ph.D. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust since 2004 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D. in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University and is the current Chair of the Economics and Management department. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He currently is a member of the Greencastle City Council and the Greencastle Redevelopment Commission. He is an author of a book on investing. He has also served on several other committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight.

Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008 where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Mr. Leonard holds a Certified Public Accountant designation. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.

Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Since January 2016, he has served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 1, 2006 to March 1, 2015. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University’s College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.

Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time, she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.

Brian W. Wixted. Mr. Wixted is a Trustee Nominee of Lincoln Variable Insurance Products Trust. Since 2016, he has served as a consultant for CKC Consulting. Mr. Wixted served as the Senior Vice President and Finance and Fund Treasurer of the Oppenheimer Funds from 1999-2016. He served as the Principal and Chief Operating Officer of Bankers Trust Company’s Mutual Funds Group from 1995-1999 and the Vice President and Chief Financial Officer for CS First Boston Investment Management Corp from 1991-1995. Mr. Wixted served as Vice President and Accounting Manager with Merrill Lynch Asset Management from 1987-1991. From 1981-1987, he held several accounting positions with brokerage and accounting firms. Mr. Wixted holds a Certified Public Accountant designation and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Through his experience, Mr. Wixted provides mutual fund accounting and regulatory insights.

Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery at BNY Mellon Asset Servicing from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Prior to that, Ms. Wolcott served as Executive Vice President of the predecessor firm, PFPC Worldwide Inc., from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial insight.

Each Trustee also has familiarity with LVIP, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees.

What are the responsibilities of the Board of Trustees?

The primary responsibility of the Board is to represent the interests of LVIP’s shareholders and to provide oversight of the management of the Funds. LVIP’s primary day-to-day operations are managed by the investment adviser and other service providers who have been approved by the Board. The Board is currently comprised of eight Trustees, seven of whom are classified under the 1940 Act as “non-interested” persons of LVIP (Independent Trustees) and one of whom is classified as an interested person of the Trust (Interested Trustee). The Interested Trustee Nominee, Ms. Cooper, serves as the Chairperson of the Board.

As part of its general oversight of LVIP, the Board is involved in the risk oversight of LVIP. The Board/Investment Committee reviews the Funds’ investment performance with the adviser at each of its regularly scheduled quarterly meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, LVIP’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee regarding the operation of LVIP’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.

The Board considered the number of Funds in LVIP, LVIP’s total assets, and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of LVIP.

The Board has a Lead Independent Trustee that serves as the primary liaison between LVIP’s management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, LVIP’s other service providers and LVIP’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee LVIP’s activities, review the Funds’ expenses, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

A description of the composition and responsibilities of the Board committees follows:

Audit Committee. The Board has established an Audit Committee, which is responsible for overseeing the Funds’ financial reporting process on behalf of the Board and for reporting the result of their activities to the Board. The Audit Committee assists and acts as a liaison with the Board in fulfilling the Board’s responsibility to shareholders of LVIP and others relating to oversight of Fund accounting, LVIP’s systems of control, LVIP’s programs for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and the audit of LVIP. In addition, the Audit Committee oversees LVIP’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee are Independent Trustees: Thomas A. Leonard (Chair), Elizabeth S. Hager, and Nancy B. Wolcott. The Audit Committee met four times during the last fiscal year.

Investment Committee. The Board has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Pamela L. Salaway (Chair), Steve A. Cobb, Gary D. Lemon, and Charles I. Plosser. The Investment Committee met four times during the last fiscal year.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit B to this Proxy Statement. The members of the Nominating and Governance Committee are Independent Trustees: Steve A. Cobb (Chair), Elizabeth S. Hager, Gary D. Lemon, Thomas A. Leonard, Charles Plosser, Pamela L. Salaway, and Nancy Wolcott. The Nominating and Governance Committee met four times during the last fiscal year.

How are nominees for Trustees selected?

The Nominating and Governance Committee is responsible for identifying and nominating candidates for Board membership as Independent Trustees through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating Independent Trustee candidates generally includes a review of the candidate’s background and experience and other due diligence as the Committee deems appropriate.

The Nominating and Governance Committee independently evaluates independent trustee candidates for Board membership. The Nominating and Governance Committee has not established any specific requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. In considering candidates for Board membership, the Committee takes into account a wide variety of factors, including but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (iv) the overall diversity of the Board’s composition. While the Nominating and Governance Committee considers overall diversity as a factor in evaluating the composition of the Board, the Committee does not have a formal policy in this regard.

In nominating Ms. Lamb, Mr. Plosser, Mr. Wixted, and Ms. Wolcott, the four Trustee Nominees who qualify as Independent Trustees and who were not previously elected by shareholders, the Committee independently evaluated each such nominee considering the factors listed above in addition to the business background and attributes of each such nominee set forth in this Proxy Statement. The Committee determined that the process it followed was appropriate as to each such nominee and that each qualified as an Independent Trustee. Mr. Plosser and Ms. Wolcott are current Board members having been elected by the Board effective January 1, 2018 and October 1, 2017, respectively, considering the same factors described above.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to LVIP’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46802. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating and Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

Do the Nominees for Trustee have an ownership interest in the Funds?

As of September 30, 2018, the dollar range of equity securities owned beneficially by each current Trustee and any new nominee for Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Interested Trustee Nominee

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ellen G. Cooper

LVIP BlackRock Inflation Protected Bond Fund—$1 – $10,000

LVIP Delaware Bond Fund—$10,001 – $50,000

LVIP Delaware Diversified Floating Rate Fund—$1 – $10,000

LVIP SSGA Developed International 150 Fund—$1 – $10,000

LVIP SSGA Large Cap 100 Fund—$1 – $10,000

LVIP SSGA S&P 500 Index Fund—$10,001 – $50,000

LVIP SSGA Small-Mid Cap 200 Fund—$1 – $10,000

LVIP Vanguard International Equity ETF Fund—$1 – $10,000

$50,001-$100,000

Steve A. Cobb

LVIP Baron Growth Opportunities Fund—$10,001 – $50,000

LVIP Dimensional U.S. Core Equity 2 Fund—$10,001 – $50,000

LVIP Dimensional U.S. Equity Managed Volatility Fund—$10,001 – $50,000

LVIP SSGA S&P 500 Index Fund—$10,001 – $50,000

Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Elizabeth S. Hager

LVIP Blended Large Cap Growth Managed Volatility Fund—$1 – $10,000

LVIP Delaware Social Awareness Fund—$50,001 – $100,000

LVIP Dimensional U.S. Core Equity 1 Fund—$10,001 – $50,000

LVIP Global Growth Allocation Managed Risk Fund—$1 – $10,000

LVIP Global Moderate Allocation Managed Risk Fund—$1 – $10,000

LVIP Mondrian International Value Fund—$10,001 – $50,000

Over $100,000

Barbara L. Lamb*	None	None

Gary D. Lemon

LVIP Dimensional International Equity Managed Volatility Fund—$10,001 – $50,000

LVIP Dimensional U.S. Equity Managed Volatility Fund—$10,001 – $50,000

LVIP Dimensional/Vanguard Total Bond Fund—$10,001 – $50,000

Over $100,000

Thomas A. Leonard	LVIP SSGA Moderate Structured Allocation Fund—$50,001 – $100,000 LVIP SSGA S&P 500 Index Fund—$50,001 – $100,000	Over $100,000

Charles I. Plosser	None	None

Pamela L. Salaway	LVIP Baron Growth Opportunities Fund—$10,001 – $50,000 LVIP Mondrian International Value Fund—$10,001 – $50,000 LVIP SSGA S&P 500 Index Fund—$50,001 – $100,000	Over $100,000

Brian W. Wixted*	None	None

Nancy B. Wolcott	None	None
*	Barbara L. Lamb and Brian W. Wixted are nominees for Trustee and are not currently serving as Trustee.

How often does the Board meet and how are the Independent Trustees compensated?

Frequency of Board Meetings. The following table sets forth information regarding the number of meetings held by the Board and the committees of the Board for LVIP’s most recently completed fiscal year end, December 31, 2018. Each current Trustee who served on the Board during the entirety of LVIP’s last fiscal year attended at least 75% of the Board meetings and of the meetings of committees on which the Trustee served.

	Board	Audit Committee	Investment Committee	Nominating and Governance Committee
LVIP	6	4	4	4

Board Compensation. The following table sets forth the compensation paid to the Independent Trustees by LVIP and by the Fund Complex for the fiscal year ended December 31, 2018. The Interested Trustee is not compensated by LVIP for her service to the Board. The Trustees receive no pension or retirement benefits accrued as part of LVIP Fund expenses.

Name of Person, Position	Aggregate Compensation from LVIP	Total Compensation from LVIP
Steve A. Cobb, Trustee	$268,000	$268,000
Elizabeth S. Hager, Trustee	268,000	268,000
Barbara L. Lamb*, Trustee Nominee	N/A	N/A
Gary D. Lemon, Trustee	290,000	290,000
Thomas A. Leonard, Trustee	332,000	332,000
Charles I. Plosser, Trustee	265,000	265,000
Pamela L. Salaway, Trustee	273,500	273,500
Brian W. Wixted*, Trustee Nominee	N/A	N/A
Nancy B. Wolcott, Trustee	265,000	265,000
*	Barbara L. Lamb and Brian W. Wixted are nominees for Trustee and are not currently serving as Trustee.

Who are the officers of LVIP?

The Board appoints officers each year, and from time to time as necessary. The following individuals are executive officers of LVIP: Jayson R. Bronchetti, Jeffrey D. Coutts, Ronald A. Holinsky, William P. Flory, Jr., Matthew S. MacMillen, Jennifer M. Matthews, Benjamin A. Richer, Harold Singleton III, John A. Weston, and Yajun (Alex) Zeng. Exhibit C includes biographic information and past business experience of each officer.

What is the Board recommending?

The Board is recommending that you provide voting instructions to vote FOR all nominees for Trustee.

What is the required vote to approve the Proposal?

Approval of the nominees requires the affirmative vote of a plurality of the shares of LVIP represented at the Meeting, which means that the ten nominees who receive the largest number of properly cast votes will be elected as Trustees.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

The number of shares of the Funds that were outstanding as of the Record Date is listed in the table in Exhibit D. Contract Owners that had an Account allocated to a Fund as of the Record Date are entitled to instruct Lincoln Life, Lincoln New York, or an unaffiliated insurance company, as appropriate, on the manner in which to vote LVIP shares attributable to their variable annuity contract or variable life insurance policy at the Meeting. Record Date shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

To the knowledge of LVIP, as of the Record Date, no person, except as set forth in the table at Exhibit E, owned of record 5% or more of the outstanding shares of any class of any Fund. On the Record Date, no nominee or Trustee or executive officer of LVIP owned any separate account units attributable to more than one percent of the assets of any class of any Fund.

Voting Information

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of LVIP, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. LVIP will also engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Computershare Inc., a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for an approximate fee, including out-of-pocket expenses, of $700,000.

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to elect Trustees will be borne by LVIP.

At the Meeting, Lincoln Life, Lincoln New York and any other unaffiliated insurance company will vote each Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an Insurance Company how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing Lincoln Life, Lincoln New York or an unaffiliated insurance how to vote is determined as one vote for each $100 of cash value. To the extent that any Fund shares are owned directly by a Fund that operates as a “fund of funds,” such fund of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the underlying Funds’ shares.

Lincoln Life, Lincoln New York and any other unaffiliated insurance companies will vote (i) shares owned by Lincoln Life, Lincoln New York or any other affiliated company; and (ii) each Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to such Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the proposal considered at the Meeting.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR each proposal referred to in this Proxy Statement.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of LVIP (at the address of LVIP provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Secretary of LVIP (at the address of LVIP provided on the cover page of this Proxy Statement) expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal in this Proxy Statement. For the Proposal, the holders of 33 1⁄3% of the outstanding shares of LVIP, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. Shares that are subject to “echo” voting by Lincoln Life, Lincoln New York and any other unaffiliated insurance company will be counted for purposes of determining quorum.

Votes Necessary to Approve Proposal

Approval of the Proposal (election of Trustees) requires the affirmative vote of a plurality of the shares of LVIP represented at the Meeting, which means that the ten nominees who receive the largest number of properly cast votes will be elected as Trustees.

Effect of Abstentions and Broker Non-Votes

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have no effect on the Proposal or any proposal to adjourn the Meeting.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the proposals and the proposals are the only items being submitted to shareholders for approval at the Meeting, LVIP does not expect there to be any broker non-votes on the proposal.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to LVIP or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life, Lincoln New York and any other unaffiliated companies intend to vote each Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the proposal) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Bylaws of LVIP, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. LVIP is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or LVIP’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the Meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of LVIP.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Insurance Company at P. O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, LVIP management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Independent Registered Public Accounting Firm

At a meeting held on March 6, 2018, the Audit Committee of LVIP recommended the appointment, and the Board, including all of the Independent Trustees, selected Ernst & Young LLP (“E&Y”), One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm of LVIP for the fiscal year ending December 31, 2018. In addition to the audits of LVIP’s financial statements, other services provided by E&Y include: review of certain regulatory reports; review the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.; and meetings with the Audit Committee.

The Audit Committee must pre-approve all audit, audit related and non-audit services provided by E&Y prior to the commencement of any such engagement. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Furthermore, pre-approval fee levels or budgeted amounts for all services to be provided by E&Y are approved annually by the Audit Committee. Any proposed services exceeding pre-approved levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee monitors the audit services engagements, as necessary, and will also pre-approve any necessary changes in terms, conditions, and fees resulting from changes in audit scope, fee structure, or other items. The Chief Accounting Officer provides information on the annual audit services engagement terms and fees to the Audit Committee at the first regular meeting of the Audit Committee each year.

Representatives of E&Y are not expected to be present at the Meeting but will have the opportunity to make a statement if they wish and will be available should any matter arise requiring E&Y’s presence, such as to respond to appropriate questions.

The following table includes the respective fees incurred by LVIP for the fiscal years ended December 31, 2017 and December 31, 2016 in connection with the services provided by E&Y with respect to the operations and financial reporting of LVIP. The total estimated fees for services rendered by E&Y to LVIP are $3,128,574 for the fiscal year ended December 31, 2018. None of the fees billed are applicable to non-audit services rendered by E&Y pursuant to a waiver of pre-approval by the LVIP Audit Committee. Actual fees incurred by LVIP for services provided by E&Y will not be finalized until first quarter of 2019.

	Fees Billed for Services Rendered to LVIP for the Fiscal Year Ended December 31, 2017	Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended December 31, 2017, Pursuant to Waiver of Pre-Approval Request	Fees Billed for Services Rendered to LVIP for the Fiscal Year Ended December 31, 2016	Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended December 31, 2016, Pursuant to Waiver of Pre-Approval Request
Audit Fees[1]	$2,283,429	N/A	$2,087,339	N/A
Audit-Related Fees[2]	$94,000	N/A	$92,610	N/A
Tax Fees[3]	$337,120	N/A	$302,200	N/A
All Other Fees	$64,950	N/A	$18,320	N/A
Aggregate Non- Audit Fees[4]	$236,878	N/A	$0	N/A
Totals	$3,016,377	N/A	$2,500,469	N/A
[1]	Audit fees include fees associated with the annual audit and filings of LVIP’s Form N-1A and Form N-SAR.
[2]	Audit-related services were comprised of a review of LVIP’s semi-annual reports to shareholders.
[3]	Aggregate fees for tax services include, tax compliance, tax advice and tax planning.
[4]

Aggregate non-audit fees billed by LVIP’s accountant for services rendered to LVIP, LVIP’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to LVIP.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a Fund shareholder of record, unless a Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact LVIP by calling 1-800-454-6265 or if using regular mail, by writing to LVIP at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to LVIP at 1300 S. Clinton St., Fort Wayne, Indiana 46802. LVIP will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the Annual Report and the Semi-Annual Report of each Fund of LVIP without charge, by calling LVIP at 1-800-454-6265 or by calling or if using regular mail, by writing to LVIP at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to LVIP at 1300 S. Clinton St., Fort Wayne, Indiana 46802. You can also access the most recent Annual Report and Semi-Annual Report for each Fund at www.lfg.com/lvip.

EXHIBIT A

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LIST OF FUNDS

Lincoln iShares® Fixed Income Allocation Fund

Lincoln iShares® Global Growth Allocation Fund

Lincoln iShares® U.S Moderate Allocation Fund

LVIP American Balanced Allocation Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Allocation Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American Income Allocation Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP Blackrock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Scientific Allocation Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Core Equity Managed Volatility Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Clarion Global Real Estate Fund

LVIP ClearBridge Large Cap Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund

LVIP Franklin Templeton Value Managed Volatility Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Income Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Goldman Sachs Income Builder Fund

LVIP Government Money Market Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco Select Equity Managed Volatility Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP SSGA Bond Index Fund

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Developed International 150 Fund

LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap 100 Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA Small-Mid Cap 200 Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price 2010 Fund

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington Mid-Cap Value Fund

LVIP Western Asset Core Bond Fund

EXHIBIT B

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Nominating and Governance Committees Charter

Membership

The Nominating and Governance Committee of the Lincoln Variable Insurance Products Trust (such Trust, the “Trust” and such Committee, the “Committee”) shall be composed entirely of independent trustees.

Nominating Functions

1.

The Committee shall identify and nominate individuals to serve as independent trustees on the Board of Trustees. The nomination of independent trustees shall be by vote of a majority of the Committee and the nomination of interested trustees shall be by vote of a majority of the Board.

2.

The Committee will independently evaluate candidates for Board membership. Suggestions for candidates may be submitted in writing to the Committee, although the Committee, at its discretion, may or may not choose to consider such candidate(s) for Board membership. The Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to a Board must submit their recommendations in writing to the applicable Committee. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

3.	The Committee shall periodically review the Board Governance Guidelines and Procedures and shall recommend any appropriate changes to the full Board of Trustees (the “Board”).

4.

The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	The Committee shall review and recommend any appropriate changes in compensation for independent trustees, lead independent trustee or independent chair, and all committee chairs to the Board.

Committee Functions

1.

The Committee shall make nominations for membership on all committees, committee chairs, and make recommendations to the Independent Trustees for lead independent trustee or independent chair and shall review all of these assignments at least annually. The Committee shall make recommendations for any such action to the full Board.

B-1

2.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for the committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

Other Responsibilities

1.	The Committee shall monitor the performance of, and shall be responsible for the supervision of legal counsel employed by the Independent Trustees.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	The Committee shall review the Charter at least annually and recommend any changes to the Board.

4.	The Committee is responsible for managing the annual Board assessment process and any peer reviews.

Adopted by the Trust: February 24, 2003

Last amended by the Trust: June 11, 2013, December 5, 2016, and December 4, 2018

Last reviewed by the Trust: December 4, 2018

B-2

EXHIBIT C

OFFICERS OF LVIP

Name, Address and Age	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President and Director of Separate Account Operations, The Lincoln National Life Insurance Company

Name, Address and Age	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since September 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel—Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.

Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company, Vice President, Lincoln National Corporation; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial—U.S.; Vice President, Investment Finance, Sun Life Financial—U.S.

Name, Address and Age	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company

Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors

Harold Singleton III Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly: Managing Director, Pinebridge Investments

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company

Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company

EXHIBIT D

OUTSTANDING SHARES AS OF THE RECORD DATE NOVEMBER 28, 2018

Lincoln Variable Insurance Products Trust

Fund	Total Number of Shares Outstanding
LINCOLN ISHARES FIXED INCOME ALLOC FUND - ST CL	10229.324
LINCOLN ISHARES GLB GRWTH ALLOC - ST CL	62112.41
LINCOLN ISHARES US MODERAT ALLOC FUND - ST CL	99293.965
LVIP AMERICAN BALANCED ALLOC - ST CL	2574032.409
LVIP AMERICAN BALANCED ALLOC - SV CL	66528221.14
LVIP AMERICAN CENT SELCT MID CAP MNGED VOL - ST CL	1105.141
LVIP AMERICAN CENT SELCT MID CAP MNGED VOL - SV CL	30745601.6
LVIP AMERICAN GLOBAL GROWTH FUND - SV CL II	12768776.05
LVIP AMERICAN GLOBAL SMALL CAP FUND - SV CL II	4865292.077
LVIP AMERICAN GLOB BALANCED ALLOC MAN RISK - ST CL	36983.032
LVIP AMERICAN GLOB BALANCED ALLOC MAN RISK - SV CL	154165789.2
LVIP AMERICAN GLOB GROWTH ALLOC MAN RISK - ST CL	71880.068
LVIP AMERICAN GLOB GROWTH ALLOC MAN RISK - SV CL	284341883.1
LVIP AMERICAN GROWTH ALLOC - ST CL	1174851.336
LVIP AMERICAN GROWTH ALLOC - SV CL	64503928.22
LVIP AMERICAN GROWTH FUND - SV CL II	33881263.96
LVIP AMERICAN GROWTH-INCOME FUND - SV CL II	30046448
LVIP AMERICAN INCOME ALLOC - ST CL	772286.412
LVIP AMERICAN INCOME ALLOC - SV CL	16179612.06
LVIP AMERICAN INTERNATIONAL FUND - SV CL II	15860812.22
LVIP AMERICAN PRESERVATION FUND - ST CL	19156.324
LVIP AMERICAN PRESERVATION FUND - SV CL	67678112.65

Fund	Total Number of Shares Outstanding
LVIP BARON GROWTH OPPORTUNITIES - ST CL	1003695.646
LVIP BARON GROWTH OPPORTUNITY - SV CL	11951969
LVIP BLACKROCK DIVIDEND VALUE MANAGED VOL - ST CL	14683266.52
LVIP BLACKROCK DIVIDEND VALUE MANAGED VOL - SV CL	47049197.45
LVIP BLACKROCK GLOBAL ALLOC MANAGED RISK - ST CL	16539.71
LVIP BLACKROCK GLOBAL ALLOC MANAGED RISK - SV CL	91519417.36
LVIP BLACKROCK INFLATION PROTECTED BOND - ST CL	78316310.87
LVIP BLACKROCK INFLATION PROTECTED BOND - SV CL	81073855.42
LVIP BLACKROCK SCIENTIFIC ALLOCATION - ST CL	4377996.541
LVIP BLACKROCK SCIENTIFIC ALLOCATION - SV CL	1427553.239
LVIP BLENDED CORE EQUITY MANAGED VOLATILTY - ST CL	6571.014
LVIP BLENDED CORE EQUITY MANAGED VOLATILTY - SV CL	24830478.93
LVIP BLENDED LARGE CAP GROWTH MANAGED VOL - ST CL	7043479.724
LVIP BLENDED LARGE CAP GROWTH MANAGED VOL - SV CL	22177523.47
LVIP BLENDED MID CAP MANAGED VOLATILITY - ST CL	1675250.386
LVIP BLENDED MID CAP MANAGED VOLATILITY - SV CL	40379870.27
LVIP BLKRK GLOBAL GRW ETF ALLOC MANGD RISK - ST CL	1899104.245
LVIP BLKRK GLOBAL GRW ETF ALLOC MANGD RISK - SV CL	29216423.15
LVIP BLKRK US GRW ETF ALLOC MANGD RISK - ST CL	439389.286
LVIP BLKRK US GRW ETF ALLOC MANGD RISK - SV CL	28352828.26
LVIP CLARION GLOBAL REAL ESTATE - ST CL	46145080.46
LVIP CLARION GLOBAL REAL ESTATE - SV CL	11592162.46
LVIP CLRBRDG LARG CAP MGD VOL - ST CL	123654.911
LVIP CLRBRDG LARG CAP MGD VOL - SVC CL	15857525.84
LVIP DELAWARE BOND - ST CL	186522975.6

Fund	Total Number of Shares Outstanding
LVIP DELAWARE BOND - SV CL	277637571.1
LVIP DELAWARE SOCIAL AWARENESS - ST CL	16220088.14
LVIP DELAWARE SOCIAL AWARE - SV CL	2383182
LVIP DELAWARE SPECIAL OPPORTUNITIES - ST CL	13512127.3
LVIP DELAWARE SPECIAL OPPORTUNITIES - SV CL	3554730.713
LVIP DELAWARE WEALTH BUILDER FUND - ST CL	12183463.79
LVIP DELAWARE WEALTH BUILDER FUND - SV CL	2239148.23
LVIP DEL DIVERSIFIED FLOATING RATE FUND - ST CL	4778978.413
LVIP DEL DIVERSIFIED FLOATING RATE FUND - SV CL	87183165.09
LVIP DIMENSIONAL INTL CORE EQUITY - ST CL	26542299.41
LVIP DIMENSIONAL INTL CORE EQUITY - SV CL	6470572.395
LVIP DIMENSIONAL INTL EQUITY MANGE VOL - ST CL	1947499.74
LVIP DIMENSIONAL INTL EQUITY MANGE VOL - SV CL	49075736.93
LVIP DIMENSIONAL US CORE EQUITY 1 FUND - ST CL	35793242.63
LVIP DIMENSIONAL US CORE EQUITY 1 FUND - SV CL	5251743.919
LVIP DIMENSIONAL US CORE EQUITY 2 - ST CL	42673853.53
LVIP DIMENSIONAL US CORE EQUITY 2 - SV CL	4765926.584
LVIP DIMENSIONAL US EQUITY MANAGED VOL - ST CL	1580899.115
LVIP DIMENSIONAL US EQUITY MANAGED VOL - SV CL	54134077.56
LVIP DIMENSIONAL/VANGUARD TOTAL BOND - ST CL	11258308.63
LVIP DIMENSIONAL/VANGUARD TOTAL BOND - SV CL	65822144.16
LVIP FRANKLIN TEMPLETON GLB EQUITY MAN VOL - ST CL	2429362.494
LVIP FRANKLIN TEMPLETON GLB EQUITY MAN VOL - SV CL	26804875.19

Fund	Total Number of Shares Outstanding
LVIP FRANKLIN TEMPLETON VALUE MANAGED VOL - ST CL	3560.228
LVIP FRANKLIN TEMPLETON VALUE MANAGED VOL - SV CL	29840612.76
LVIP FRANK TEMP MULTI-ASSET OPPORT FD - ST CL	110765.147
LVIP FRANK TEMP MULTI-ASSET OPPORT FD - SV CL	2231871.227
LVIP GLBL AGGR GROWTH ALLOC MNGD RISK FD - ST CL	1000
LVIP GLBL AGGR GROWTH ALLOC MNGD RISK FD - SV CL	545154.105
LVIP GLOBAL CONSERV ALLOC MANAGED RISK - ST CL	5714554.443
LVIP GLOBAL CONSERV ALLOC MANAGED RISK - SV CL	82769745.41
LVIP GLOBAL GROWTH ALLOC MANAGED RISK - ST CL	15198792.92
LVIP GLOBAL GROWTH ALLOC MANAGED RISK - SV CL	582268392.8
LVIP GLOBAL INCOME - ST CL	16518250.02
LVIP GLOBAL INCOME - SV CL	56973964.1
LVIP GLOBAL MODERATE ALLOC MANAGED RISK - ST CL	14549227.9
LVIP GLOBAL MODERATE ALLOC MANAGED RISK - SV CL	448687309.1
LVIP GOLDMAN SACHS INCOME BUILDER FD - ST CL	156489.186
LVIP GOLDMAN SACHS INCOME BUILDER FD - SV CL	2088699.003
LVIP GOVERNMENT MONEY MARKET FUND - ST CL	43634292.88
LVIP GOVERNMENT MONEY MARKET FUND - SV CL	25723958.61
LVIP INVESCO DIVERSIFIED EQTY INC MAN VOL - ST CL	199869.369
LVIP INVESCO DIVERSIFIED EQTY INC MAN VOL - SV CL	30794727.26
LVIP INVESCO SELECT EQUITY MANAGED VOL - ST CL	8184.226
LVIP INVESCO SEL EQUITY MAN VOL - SV CL	12758348.42
LVIP JPMORGAN HIGH YIELD FUND - ST CL	53108077.27
LVIP JPMORGAN HIGH YIELD FUND - SV CL	17990631.45
LVIP JPMORGAN RETIREMENT INCOME- ST CL	15898958.39

Fund	Total Number of Shares Outstanding
LVIP JPMORGAN RETIREMENT INCOME - SV CL	3665503.523
LVIP JPMORGAN SELECT MID CAP VALUE MAN VOL - ST CL	2138675.751
LVIP JPMORGAN SELECT MID CAP VALUE MAN VOL - SV CL	36752664.78
LVIP LOOMIS SAYLES GLB GROWTH - ST CL	2931093.13
LVIP LOOMIS SAYLES GLB GROWTH - SV CL	7519.031
LVIP MFS INTERNATIONAL EQUITY MANAGED VOL - ST CL	1045.018
LVIP MFS INTERNATIONAL EQUITY MANAGED VOL - SV CL	39174014.58
LVIP MFS INTERNATIONAL GROWTH - ST CL	74655969.05
LVIP MFS INTERNATIONAL GROWTH - SV CL	11983489.43
LVIP MFS VALUE - ST CL	12908397.71
LVIP MFS VALUE - SV CL	23093256.22
LVIP MONDRIAN INTERNATIONAL - ST CL	45496968.75
LVIP MONDRIAN INTERNATIONAL VALUE - SV CL	17059489.84
LVIP MULTI-MANAGER GLOBAL EQTY MAN VOL - ST CL	253516.38
LVIP MULTI-MANAGER GLOBAL EQTY MAN VOL - SV CL	6860047.809
LVIP PIMCO LOW DURATION BOND FUND - ST CL	52518415.22
LVIP PIMCO LOW DURATION BOND FUND - SV CL	50202285.64
LVIP SELECT CORE EQUITY MANAGED VOL - ST CL	8539.295
LVIP SELECT CORE EQUITY MANAGED VOL - SV CL	32858040.33
LVIP SSGA BOND INDEX - ST CL	172771015.5
LVIP SSGA BOND INDEX - SV CL	86445698.84
LVIP SSGA CONSERVATIVE INDEX ALLOC FD - ST CL	2665348.896
LVIP SSGA CONSERVATIVE INDEX ALLOC FD - SV CL	5936770.446
LVIP SSGA CONSERVATIVE STRUCTURED ALLOC FD - ST CL	1574826.969
LVIP SSGA CONSERVATIVE STRUCTURED ALLOC FD - SV CL	14645576.17
LVIP SSGA DEVELOPED INTERNATIONAL 150 - ST CL	94368251.1
LVIP SSGA DEVELOPED INTERNATIONAL 150 - SV CL	17937964.11

Fund	Total Number of Shares Outstanding
LVIP SSGA EMERGING MARKETS 100 - ST CL	64453976.76
LVIP SSGA EMERGING MARKETS 100 - SV CL	21122708.78
LVIP SSGA EMERGING MARKETS EQUITY INDX FD - ST CL	61305172.81
LVIP SSGA EMERGING MARKETS EQUITY INDX FD - SV CL	1000
LVIP SSGA GLOBAL TACTICAL ALLOC MAN VOL - ST CL	3949664.49
LVIP SSGA GLOBAL TACTICAL ALLOC MAN VOL - SV CL	71879335.11
LVIP SSGA INTERNATIONAL INDEX - ST CL	252728260.6
LVIP SSGA INTERNATIONAL INDEX - SV CL	32699796.33
LVIP SSGA INTERNATIONAL MANAGED VOLATILITY - ST CL	2167128.832
LVIP SSGA INTERNATIONAL MANAGED VOLATILITY - SV CL	40761544.39
LVIP SSGA LARGE CAP 100 - ST CL	63742903
LVIP SSGA LARGE CAP 100 - SV CL	25324194.34
LVIP SSGA LARGE CAP MANAGED VOLATILITY - ST CL	1079.513
LVIP SSGA LARGE CAP MANAGED VOLATILITY - SV CL	39977222.26
LVIP SSGA MID-CAP INDEX FUND - ST CL	60311505.53
LVIP SSGA MID-CAP INDEX FUND - SV CL	5764054.424
LVIP SSGA MODERATE AGGRESS INDEX ALLOC FD - ST	10755607.77
LVIP SSGA MODERATE AGGRESS INDEX ALLOC FD - SV	14066391.2
LVIP SSGA MODERATE AGGR STRUCTURED ALLOC - ST	6392207.267
LVIP SSGA MODERATE AGGR STRUCTURED ALLOC - SV	33496266.66
LVIP SSGA MODERATE INDEX ALLOCATION FUND - ST	10268882.73
LVIP SSGA MODERATE INDEX ALLOCATION FUND - SV	17795837.45
LVIP SSGA MODERATE STRUCTURED ALLOC FUND - ST	7707889.405
LVIP SSGA MODERATE STRUCTURED ALLOC FUND - SV	60368822.77
LVIP SSGA SHORTTERM BND INDX - ST CL	9322350.546
LVIP SSGA SHORTTERM BND INDX - SV CL	3716833.004
LVIP SSGA SMALL-CAP INDEX - ST CL	58227600.54
LVIP SSGA SMALL-CAP INDEX - SV CL	11989255.38

Fund	Total Number of Shares Outstanding
LVIP SSGA SMALL/MID CAP 200 - ST CL	16705019.27
LVIP SSGA SMALL/MID CAP 200 - SV CL	11340571.75
LVIP SSGA SMID CAP MANAGED VOLATILITY - ST CL	7282.309
LVIP SSGA SMID CAP MANAGED VOLATILITY - SV CL	37525888.15
LVIP SSGA S&P 500 INDEX - ST CL	347218706.1
LVIP SSGA S&P 500 INDEX - SV CL	67189593.19
LVIP T. ROWE PRICE 2010 - ST CL	2028047.58
LVIP T. ROWE PRICE 2010 - SV CL	672937.225
LVIP T. ROWE PRICE 2020 - ST CL	8901779.138
LVIP T. ROWE PRICE 2020 - SV CL	1905333.001
LVIP T. ROWE PRICE 2030 - ST CL	10757450.04
LVIP T. ROWE PRICE 2030 - SV CL	2472355.554
LVIP T. ROWE PRICE 2040 - ST CL	7692641.025
LVIP T. ROWE PRICE 2040 - SV CL	2564743.229
LVIP T. ROWE PRICE 2050 - ST CL	3212521.817
LVIP T. ROWE PRICE 2050 - SV CL	1198562.229
LVIP T R PRICE GROWTH STOCK - ST CL	20752145.83
LVIP T R PRICE GROWTH STOCK - SV CL	8089505.46
LVIP T R PRICE STRUCTURED MID-CAP GR - ST CL	22695401
LVIP T R PRICE STRUCTURED MID-CAP GR - SV CL	8962558.107
LVIP US AGGR GROWTH ALLOC MNGD RISK FD - ST CL	1000
LVIP US AGGR GROWTH ALLOC MNGD RISK FD - SV CL	521950.292
LVIP US GROWTH ALLOC MNGD RISK - ST CL	1097344.267
LVIP US GROWTH ALLOC MNGD RISK - SV CL	100409233.6
LVIP VANGUARD DOMESTIC EQUITY ETF (FOF) - ST CL	9237299.615
LVIP VANGUARD DOMESTIC EQUITY ETF (FOF) - SV CL	15678733.25
LVIP VANGUARD INTERNAT’L EQUITY ETF(FOF) - ST CL	11439222.7
LVIP VANGUARD INTERNAT’L EQUITY ETF(FOF) - SV CL	19249499.63
LVIP WELLINGTON CAPITAL GROWTH - ST CL	3870814.363
LVIP WELLINGTON CAPITAL GROWTH - SV CL	7624074.742
LVIP WELLINGTON MID-CAP VALUE - ST CL	4083862.211
LVIP WELLINGTON MID-CAP VALUE - SV CL	4002691.38
LVIP WESTERN ASSET CORE BOND FUND - SV CL	12532797.54
LVIP WESTERN ASSET CORE BOND FUND - ST CL	175608537.3

EXHIBIT E

SHAREHOLDERS OWNING 5% OR MORE OF A CLASS AS OF THE RECORD DATE

Lincoln Variable Insurance Products Trust

Because the Lincoln Variable Insurance Products Trust (LVIP) funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.

As of the Record Date, LVIP was aware that the following persons or entities owned of record 25% or more of the outstanding shares of each share class of a Fund.

Fund	Shareholder Name and Address*	Ownership %
LVIP Clarion Global Real Estate Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund	36.85%

LVIP Dimensional International Core Equity Fund - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund	68.53%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund	79.28%

LVIP JPMorgan High Yield Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	28.06%

LVIP Loomis Sayles Global Growth Fund - Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund	99.71%

LVIP MFS International Growth Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	34.25%

LVIP SSGA Developed International 150 Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	26.86%

LVIP SSGA International Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	33.57%

LVIP SSGA Mid-Cap Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	40.65%

Fund	Shareholder Name and Address*	Ownership %
LVIP SSGA Short-Term Bond Index Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	29.24%

	LVIP Global Growth Allocation Managed Risk Fund	29.17%

LVIP Western Asset Core Bond Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	38.42%

	LVIP Global Growth Allocation Managed Risk Fund	37.27%
*	Unless otherwise indicated, the address of each LVIP fund that is listed as a Shareholder is the following: 1300 South Clinton Street, Fort Wayne, IN 46802-3506

For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third party insurance companies.

As of November 28, 2018 (“Record Date”), there were no shareholders of the Funds that held 5% or more (or 25% or more) of a fund’s outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the LVIP funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund’s shares, a technique known as “echo voting.”

As of the Record Date, LVIP was aware that the following persons or entities owned of record 5% or more of the outstanding shares of each share class of a Fund.

Fund	Shareholder Name and Address*	Ownership %
LVIP Baron Growth Opportunities Fund - Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund	64.54%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	49.22%

	LVIP Global Growth Allocation Managed Risk Fund	29.93%

	LVIP Global Conservative Allocation Managed Risk Fund	8.33%

Fund	Shareholder Name and Address*	Ownership %
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	46.11%

	LVIP Global Growth Allocation Managed Risk Fund	25.43%

	LVIP U.S. Growth Allocation Managed Risk Fund	5.37%

LVIP Delaware Bond Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	27.98%

	LVIP Global Growth Allocation Managed Risk Fund	27.14%

	LVIP Global Conservative Allocation Managed Risk Fund	9.70%

LVIP Dimensional International Core Equity - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund	88.14%

LVIP Dimensional U.S. Core 2 Equity - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund

	LVIP Multi-Manager Global Equity Managed Volatility Fund	5.40%

LVIP Global Income Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	43.09%

	LVIP Global Moderate Allocation Managed Risk Fund	34.67%

	LVIP Global Conservative Allocation Managed Risk Fund	6.41%

LVIP JPMorgan High Yield - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	37.56%

	LVIP Global Moderate Allocation Managed Risk Fund	27.34%

	LVIP Global Conservative Allocation Managed Risk Fund	6.66%

LVIP Loomis Sayles Global Growth Fund - Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund	99.96%

LVIP MFS International Growth Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	39.74%

	LVIP Global Moderate Allocation Managed Risk Fund	27.86%

	LVIP MFS International Equity Managed Volatility Fund	22.24%

Fund	Shareholder Name and Address*	Ownership %
LVIP MFS Value Fund - Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund	31.75%

	LVIP MFS International Equity Managed Volatility Fund	8.02%

LVIP Mondrian International Value Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	33.96%

	LVIP Global Moderate Allocation Managed Risk Fund	24.50%

LVIP PIMCO Low Duration Bond Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	44.26%

	LVIP Global Moderate Allocation Managed Risk Fund	40.19%

	LVIP Global Conservative Allocation Managed Risk Fund	8.03%

	LVIP U.S. Growth Allocation Managed Risk Fund	6.39%

LVIP SSGA Bond Index Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	17.07%

	LVIP SSGA Moderate Structured Allocation Fund	13.93%

	LVIP Global Growth Allocation Managed Risk Fund	12.64%

	LVIP SSGA Moderately Aggressive Structured Allocation Fund	7.10%

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	6.67%

	LVIP SSGA Moderate Index Allocation Fund	6.52%

	LVIP U.S. Growth Allocation Managed Risk Fund	5.16%

	LVIP SSGA Conservative Structured Allocation Fund	5.05%

Fund	Shareholder Name and Address*	Ownership %
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	31.96%

	LVIP Global Moderate Allocation Managed Risk Fund	22.48%

	LVIP SSGA Moderate Structured Allocation Fund	10.57%

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	10.32%

	LVIP SSGA Moderately Aggressive Structured Allocation Fund	7.11%

LVIP SSGA Emerging Markets 100 Fund	LVIP Global Growth Allocation Managed Risk Fund	30.60%

	LVIP Global Moderate Allocation Managed Risk Fund	24.10%

	LVIP SSGA Moderately Aggressive Structured Allocation Fund	9.28%

	LVIP SSGA Moderate Structured Allocation Fund	9.10%

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	52.80%

	LVIP Global Moderate Allocation Managed Risk Fund	41.58%

	LVIP Global Conservative Allocation Managed Risk Fund	5.57%

LVIP SSGA International Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	37.91%

	LVIP Global Moderate Allocation Managed Risk Fund	16.21%

	LVIP SSGA International Managed Volatility Fund	16.23%

Fund	Shareholder Name and Address*	Ownership %
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	30.42%

	LVIP Global Moderate Allocation Managed Risk Fund	23.96%

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	13.36%

	LVIP SSGA Moderate Structured Allocation Fund	12.07%

	LVIP SSGA Moderately Aggressive Structured Allocation Fund	8.00%

LVIP SSGA Mid-Cap Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	44.54%

	LVIP Global Moderate Allocation Managed Risk Fund	17.54%

	LVIP SSGA SMID Cap Managed Volatility Fund	12.97%

LVIP SSGA S&P 500 Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	27.65%

	LVIP Global Moderate Allocation Managed Risk Fund	18.67%

	LVIP SSGA large Cap Managed Volatility Fund	8.07%

LVIP Short-Term Bond Index Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	40.90%

	LVIP Global Growth Allocation Managed Risk Fund	40.80%

	LVIP Global Conservative Allocation Managed Risk Fund	12.84%

LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	28.32%

	LVIP Global Moderate Allocation Managed Risk Fund	20.92%

	LVIP SSGA SMID Cap Managed Volatility Fund	20.65%

Fund	Shareholder Name and Address*	Ownership %
LVIP Small-Mid Cap 200 Index Fund - Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund	20.02%

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	19.70%

	LVIP SSGA Moderate Structured Allocation Fund	10.98%

	LVIP SSGA Moderately Aggressive Structured Allocation Fund	8.96%

LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund	28.12%

	LVIP Global Moderate Allocation Managed Risk Fund	22.07%

	LVIP U.S. Growth Allocation Managed Risk Fund	18.08%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	22.65%

	LVIP Global Growth Allocation Managed Risk Fund	14.38%

	LVIP U.S. Growth Allocation Managed Risk Fund	8.79%

LVIP Wellington Mid-Cap Value Fund - Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund	47.46%

LVIP Western Asset Core Bond Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund	41.17%

	LVIP Global Growth Allocation Managed Risk Fund	39.93%

	LVIP Global Conservative Allocation Managed Risk Fund	14.26%
*	Unless otherwise indicated, the address of each LVIP fund that is listed as a Shareholder is the following: 1300 South Clinton Street, Fort Wayne, IN 46802-3506

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it
in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this Voting Instruction Card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD                      LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 S. CLINTON STREET

FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on February 20, 2019, and at any adjournments or postponements thereof. This Voting Instruction Card is being solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

If you sign this Voting Instruction Card but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. LVI_30332_122018_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to Be Held on February 20, 2019.

The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for this meeting are available at:

https://www.proxy-direct.com/lin-30332

FUNDS	FUNDS
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund	LVIP American Balanced Allocation Fund
LVIP American Century Select Mid Cap Managed Volatility Fund	LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund	LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund	LVIP American Growth Allocation Fund
LVIP American Growth Fund	LVIP American Growth-Income Fund
LVIP American Income Allocation Fund	LVIP American International Fund
LVIP American Preservation Fund	LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund	LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund	LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund	LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund	LVIP Delaware Wealth Builder Fund

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
1.	To elect ten trustees to the Board of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Ellen G. Cooper	02. Steve A. Cobb	03. Elizabeth S. Hager	☐	☐	☐
	04. Barbara L. Lamb	05. Gary D. Lemon	06. Thomas A. Leonard
	07. Charles I. Plosser	08. Pamela L. Salaway	09. Brian W. Wixted
10. Nancy B. Wolcott
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.
2.	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LVI 30332	M	xxxxxxxx	+

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this Voting Instruction Card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD                      LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 S. CLINTON STREET

FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on February 20, 2019, and at any adjournments or postponements thereof. This Voting Instruction Card is being solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

If you sign this Voting Instruction Card but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. LVI_30332_122018_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to Be Held on February 20, 2019.

The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for this meeting are available at:

https://www.proxy-direct.com/lin-30332

FUNDS	FUNDS
LVIP Dimensional International Core Equity Fund	LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund	LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund	LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund	LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund	LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund	LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund	LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund	LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund	LVIP MFS International Growth Fund
LVIP MFS Value Fund	LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund	LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund	LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
1.	To elect ten trustees to the Board of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Ellen G. Cooper	02. Steve A. Cobb	03. Elizabeth S. Hager	☐	☐	☐
	04. Barbara L. Lamb	05. Gary D. Lemon	06. Thomas A. Leonard
	07. Charles I. Plosser	08. Pamela L. Salaway	09. Brian W. Wixted
10. Nancy B. Wolcott
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

2.	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LVI 30332	M	xxxxxxxx	+

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it
in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this Voting Instruction Card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD                      LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 S. CLINTON STREET

FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on February 20, 2019, and at any adjournments or postponements thereof. This Voting Instruction Card is being solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

If you sign this Voting Instruction Card but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

LVI_30332_122018_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to Be Held on February 20, 2019.

The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for this meeting are available at:

https://www.proxy-direct.com/lin-30332

FUNDS	FUNDS
LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund	LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund	LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund	LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund	LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund	LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund	LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund	LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund	LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund	LVIP Western Asset Core Bond Fund

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
1.	To elect ten trustees to the Board of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Ellen G. Cooper	02. Steve A. Cobb	03. Elizabeth S. Hager	☐	☐	☐
	04. Barbara L. Lamb	05. Gary D. Lemon	06. Thomas A. Leonard
	07. Charles I. Plosser	08. Pamela L. Salaway	09. Brian W. Wixted
10. Nancy B. Wolcott
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”and write the nominee’s number on the line provided.
2.	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LVI 30332	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this Proxy Card.

Please detach at perforation before mailing.

PROXY                                                               LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 S. CLINTON STREET

FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Christina E. Pron, and Teri L. Williams, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 20, 2019, at 11:00 a.m. Eastern Time, and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated January 2, 2019.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LVI_30332_122018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to Be Held on February 20, 2019.

The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/lin-30332

FUNDS	FUNDS
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund	LVIP American Balanced Allocation Fund
LVIP American Century Select Mid Cap Managed Volatility Fund	LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund	LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund	LVIP American Growth Allocation Fund
LVIP American Growth Fund	LVIP American Growth-Income Fund
LVIP American Income Allocation Fund	LVIP American International Fund
LVIP American Preservation Fund	LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund	LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund	LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund	LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund	LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund	LVIP Delaware Wealth Builder Fund

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
1.	To elect ten trustees to the Board of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Ellen G. Cooper	02. Steve A. Cobb	03. Elizabeth S. Hager	☐	☐	☐
	04. Barbara L. Lamb	05. Gary D. Lemon	06. Thomas A. Leonard
	07. Charles I. Plosser	08. Pamela L. Salaway	09. Brian W. Wixted
10. Nancy B. Wolcott
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”and write the nominee’s number on the line provided.
2.	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LVI 30332	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this Proxy Card.

Please detach at perforation before mailing.

PROXY                                                               LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 S. CLINTON STREET

FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Christina E. Pron, and Teri L. Williams, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 20, 2019, at 11:00 a.m. Eastern Time, and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated January 2, 2019.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LVI_30332_121118

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to Be Held on February 20, 2019.

The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/lin-30332

FUNDS	FUNDS
LVIP Dimensional International Core Equity Fund	LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund	LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund	LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund	LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund	LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund	LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund	LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund	LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund	LVIP MFS International Growth Fund
LVIP MFS Value Fund	LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund	LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund	LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
1.	To elect ten trustees to the Board of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Ellen G. Cooper	02. Steve A. Cobb	03. Elizabeth S. Hager	☐	☐	☐
	04. Barbara L. Lamb	05. Gary D. Lemon	06. Thomas A. Leonard
	07. Charles I. Plosser	08. Pamela L. Salaway	09. Brian W. Wixted
10. Nancy B. Wolcott
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”and write the nominee’s number on the line provided.
2.	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LVI 30332	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this Proxy Card.

Please detach at perforation before mailing.

PROXY                                                               LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 S. CLINTON STREET

FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Christina E. Pron, and Teri L. Williams, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the funds listed on the reverse side (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 20, 2019, at 11:00 a.m. Eastern Time, and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated January 2, 2019.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LVI_30332_121118

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Lincoln Variable Insurance Products Trust

Special Meeting of Shareholders to Be Held on February 20, 2019.

The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/lin-30332

FUNDS	FUNDS
LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund	LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund	LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund	LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund	LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund	LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund	LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund	LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund	LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund	LVIP Western Asset Core Bond Fund

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
1.	To elect ten trustees to the Board of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Ellen G. Cooper	02. Steve A. Cobb	03. Elizabeth S. Hager	☐	☐	☐
	04. Barbara L. Lamb	05. Gary D. Lemon	06. Thomas A. Leonard
	07. Charles I. Plosser	08. Pamela L. Salaway	09. Brian W. Wixted
10. Nancy B. Wolcott
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT”and write the nominee’s number on the line provided.
2.	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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Scanner bar code

xxxxxxxxxxxxxx	LVI 30332	M	xxxxxxxx	+